                                                                   EXHIBIT 10.27

                                                                  EXECUTION COPY
                                                                  --------------

                                                        Portions of this Exhibit
                                                        have been omitted
                                                        pursuant to a request
                                                        for confidential
                                                        treatment. The omitted
                                                        portions are marked
                                                        ***** and have been
                                                        filed separately with
                                                        the Commission.

                           STOCK PURCHASE AGREEMENT

                         dated as of November 8, 1996

                                by and between

                            CELL THERAPEUTICS, INC.

                                      and

                   JOHNSON & JOHNSON DEVELOPMENT CORPORATION



(The information below marked by ***** has been omitted by a request for confidential treatment.
The omitted portion has been separately filed with the Commission.)

                               TABLE OF CONTENTS

                                                                          Page

                                   ARTICLE I

                 SALE OF PREFERRED STOCK AT THE FIRST CLOSING
                 --------------------------------------------

SECTION 1.01.  Sale......................................................   1
SECTION 1.02.  First Closing.............................................   2

                                  ARTICLE II

                       SUBSEQUENT SALES OF COMMON STOCK
                       --------------------------------

SECTION 2.01.  Side-By-Side Put Option...................................   2
SECTION 2.02.  BMT Milestone Put Option..................................   3
SECTION 2.03.  AML Milestone Put Option..................................   4
SECTION 2.04.  Limitation of Obligation to Purchase Excess Put Shares....   5

                                  ARTICLE III

                                  STANDSTILL
                                  ----------

SECTION 3.01.  Standstill by JJDC........................................   7

                                  ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF CTI
                     -------------------------------------

SECTION 4.01.  Organization and Corporate Power..........................   9
SECTION 4.02.  Subsidiaries..............................................   9
SECTION 4.03.  Authorization.............................................   9
SECTION 4.04.  Validity of the Shares....................................   9
SECTION 4.05.  Enforceability............................................  10
SECTION 4.06.  Capitalization............................................  10
SECTION 4.07.  Securities Act Compliance.................................  10
SECTION 4.08.  Obligations to Issue Securities...........................  10
SECTION 4.09.  SEC Reports...............................................  10

                  .......................................................
SECTION 4.10.  Absence of Certain Developments...........................  11
SECTION 4.11.  No Undisclosed Liabilities................................  12
SECTION 4.12.  Approvals.................................................  12
SECTION 4.13.  Title to Properties.......................................  12
SECTION 4.14.  Intellectual Property.....................................  12
SECTION 4.15.  Litigation................................................  13
SECTION 4.16.  Taxes.....................................................  13
SECTION 4.17.  Compliance With Laws......................................  13
SECTION 4.18.  Labor Matters.............................................  14
SECTION 4.19.  Insurance.................................................  14
SECTION 4.20.  Leases....................................................  15
SECTION 4.21.  Personal Property.........................................  15
SECTION 4.22.  Environmental.............................................  15
SECTION 4.23.  Improper Payments.........................................  16
SECTION 4.24.  Securities Laws...........................................  16
SECTION 4.25.  Brokerage.................................................  16
SECTION 4.26.  Disclosure................................................  16

                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF JJDC
                    --------------------------------------

SECTION 5.01.  Legal Power...............................................  17
SECTION 5.02.  Due Execution.............................................  17
SECTION 5.03.  Investment Representations................................  17

                                  ARTICLE VI

                             CONDITIONS TO CLOSING
                             ---------------------

SECTION 6.01.  Condition to JJDC's Obligations at First Closing..........  19
SECTION 6.02.  Condition to JJDC's Obligations at Subsequent Closings....  19
SECTION 6.03.  Conditions to CTI's Obligations at Each Closing...........  20

                                  ARTICLE VII

                REGISTRATION OF COMMON STOCK; COVENANTS OF CTI
                ----------------------------------------------

SECTION 7.01.  Definitions...............................................  21
SECTION 7.02.  Registration Rights.......................................  22
SECTION 7.03.  Registration Expenses.....................................  23

                  .......................................................
SECTION 7.04.  Registration Procedures...................................  24
SECTION 7.05.  Indemnification...........................................  26
SECTION 7.06.  Reports Under Exchange Act................................  28
SECTION 7.07.  Transferability...........................................  28
SECTION 7.08.  Termination of Registration Rights........................  29
SECTION 7.09.  Limitations on Subsequent Registration Rights.............  29


                                 ARTICLE VIII
                           LOCKUP; REPURCHASE RIGHT
                           ------------------------

SECTION 8.01.  Lockup....................................................  29


                                  ARTICLE IX
                                 MISCELLANEOUS
                                 -------------

SECTION 9.01.  Publicity.................................................  30
SECTION 9.02.  Successors and Assigns....................................  30
SECTION 9.03.  Entire Agreement..........................................  30
SECTION 9.04.  Separability..............................................  30
SECTION 9.05.  Amendment and Waiver......................................  31
SECTION 9.06.  Notices...................................................  31
SECTION 9.07.  Fees and Expenses.........................................  32
SECTION 9.08.  Hart-Scott-Rodino Filings.................................  32
SECTION 9.09.  Titles and Subtitles......................................  32
SECTION 9.10.  Counterparts..............................................  32
SECTION 9.11.  Incorporation by Reference................................  32
SECTION 9.12.  Survival..................................................  32


                                   EXHIBITS

Exhibit A      Opinion of Counsel

Exhibit B      Articles of Amendment to Restated Articles of
               Incorporation

                                                                  EXECUTION COPY
                                                                  --------------



                            STOCK PURCHASE AGREEMENT
                            ------------------------


          THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of November
                                              ---------
8, 1996, by and between CELL THERAPEUTICS, INC., a Washington corporation with its principal office at 201 Elliott Avenue West, Suite 400, Seattle, Washington 98119 ("CTI"), and JOHNSON & JOHNSON DEVELOPMENT CORPORATION, a New Jersey
        ---
corporation having its principal place of business at One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933 ("JJDC").
                                         ----

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, CTI and Ortho Biotech Inc. ("Ortho") and a wholly-owned
                                                -----
subsidiary of Johnson & Johnson, a New Jersey corporation ("J&J"), have entered
                                                            ---
into that certain Collaboration Agreement (the "Collaboration Agreement") of
                                                -----------------------
even date herewith (capitalized terms not otherwise defined herein being used herein as therein defined); and

          WHEREAS, in connection with the Collaboration Agreement, CTI desires to sell to JJDC, and JJDC desires to purchase from CTI, shares of CTI's Series B Convertible Preferred Stock, without par value ("Series B Preferred"), and
                                                 ------------------
shares of CTI's common stock, without par value ("Common Stock"), in each case
                                                  ------------
on the terms and subject to the conditions set forth in this Agreement. The shares of Series B Preferred purchased by JJDC hereunder are referred to herein as the "Series B Shares," and the shares of Common Stock purchased by JJDC
        ---------------
hereunder are referred to herein as the "Common Shares."  The Series B Shares
                                         -------------
and the Common Shares are referred to herein collectively as the "Shares."
                                                                  ------

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:


                                   ARTICLE I

                  SALE OF PREFERRED STOCK AT THE FIRST CLOSING
                  --------------------------------------------

          SECTION 1.01.  Sale.  Subject to the terms of this Agreement, at the
                         ----
First Closing (as defined below), CTI agrees to sell to JJDC, and JJDC agrees to purchase from CTI, 14,925.373 shares of Series B Preferred (the "First Closing
                                                                 -------------
Shares") at a price per share equal to $335.00, for an aggregate purchase price
------
of $5,000,000. The price paid by JJDC for the purchase of the First Closing Shares at the First Closing is hereinafter referred to as "First Closing Purchase Price."
       ----------------------------

          SECTION 1.02.  First Closing.  (a)  The closing of the sale and
                         -------------
purchase of the First Closing Shares pursuant to Section 1.01 (the "First
                                                                    -----
Closing") shall be held at 10:00 a.m. (California time) at the offices of
-------
Shearman & Sterling, 555 California Street, Suite 2000, San Francisco, California 94104, on the date hereof or at such other time within five (5) business days of the Effective Date or at such other place as CTI and JJDC may agree (the "First Closing Date").
            ------------------

          (b) At the First Closing, subject to the terms and conditions of this Agreement, CTI shall deliver to JJDC a certificate registered in JJDC's name representing the First Closing Shares purchased at the First Closing, and JJDC shall deliver the First Closing Purchase Price to CTI by certified check payable to CTI or by wire transfer of immediately available funds to an account specified by CTI.


                                   ARTICLE II

                        SUBSEQUENT SALES OF COMMON STOCK
                        --------------------------------

          SECTION 2.01.  Side-By-Side Put Option.  (a)  Subject to the terms of
                         -----------------------
this Agreement, upon the initial closing of a firm commitment underwritten public offering of Common Stock (the "IPO Closing") for the account of CTI
                                      -----------
pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), CTI shall have the option (the "Side-
                       --------------                                    ----
By-Side Put Option") to sell to JJDC a number of shares of Common Stock equal to
------------------
not more than ten percent (10%) of the number of shares of Common Stock sold by CTI in the IPO Closing (the "Side-By-Side Shares"), at a price per share equal
                             -------------------
to the price per share at which the Common Stock was sold to the public at the IPO Closing. The number of shares shall be rounded downward to the nearest whole integer. The aggregate price paid by JJDC for the purchase of the Side-By-Side Shares concurrent with the IPO Closing is hereinafter referred to as the "Side-By-Side Purchase Price."
 ---------------------------

          (b) CTI shall provide at least three (3) business days advance written notice to JJDC of CTI's election to exercise the Side-By-Side Put Option, which notice shall specify the expected number of Side-By-Side Shares to be sold and the expected date of such Side-By-Side Closing (as hereinafter defined), which date shall be no later than five (5) business days after the occurrence of the IPO Closing after which time the Side-by-Side Put Option shall expire if not theretofore exercised. If such notice is given prior to the IPO Closing, such notice shall be contingent upon the occurrence of the IPO Closing.

          (c) The closing of the sale and purchase of the Side-By-Side Shares pursuant to Section 2.01(a) (the "Side-By-Side Closing") shall be held at the
                                  --------------------
offices of Shearman & Sterling, 555 California Street, Suite 2000, San Francisco, California 94104,
concurrently with the IPO Closing or at such other time and place as CTI and JJDC may agree (the "Side-By-Side Closing Date").
                     -------------------------

          (d) At the Side-By-Side Closing, subject to the terms and conditions of this Agreement, CTI shall deliver to JJDC a certificate registered in JJDC's name representing the Side-By-Side Shares purchased at the Side-By-Side Closing, and JJDC shall deliver the Side-By-Side Purchase Price to CTI by certified check payable to CTI or by wire transfer of immediately available funds to an account specified by CTI.

          SECTION 2.02.  BMT Milestone Put Option.  (a)  Subject to the terms of
                         ------------------------
this Agreement, upon approval by the FDA or the relevant regulatory agency or authority of the first Drug Approval Application for a Collaboration Product for a BMT Indication in the United States or a Major Market County (the "BMT
                                                                     ---
Milestone"), CTI shall have the option (the "BMT Milestone Put Option") to sell
---------                                    ------------------------
to JJDC the BMT Milestone Put Shares (as hereinafter defined) at a price per share equal to the then applicable Current Market Price (as hereinafter defined), for an aggregate purchase price of $2,000,000.

          (b) CTI shall provide at least five (5) business days advance written notice (the "BMT Milestone Put Notice") to JJDC of CTI's election to exercise
             ------------------------
the BMT Milestone Put Option, which notice shall specify the expected number of BMT Milestone Put Shares to be sold and the date of such BMT Milestone Put Share Closing (as hereinafter defined), which date shall be no later than ten (10) business days after the occurrence of the BMT Milestone after which time the BMT Milestone Put Option will expire if not theretofore exercised.

          (c) (i)  For purposes of this Section 2.02 the "BMT Milestone Put
                                                          -----------------
     Shares" shall mean the number of shares of Common Stock, rounded downward
     ------
     to the nearest whole integer, equal to $2,000,000 divided by the Current Market Price per share of the Common Stock as of the fifth business day prior to the date of the BMT Milestone Put Share Closing.

          (ii) The "Current Market Price" per share of the Common Stock shall be
                    --------------------
     defined as the arithmetic average of the closing prices of the Common Stock for the thirty (30) Trading Day (as defined below) period ending as of the Trading Day immediately prior to the date as of which such Current Market Price is being determined. The closing price for each day shall be, if the Common Stock is listed and admitted to trading on a national securities exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq National Market of the Nasdaq Stock Market, Inc., or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by the professional market maker making a market in the Common Stock having the greatest number of actual trades during the relevant period. If the Common Stock is not publicly held or not so listed or traded, the "Current Market Price" per share shall mean the fair value per share of Common Stock as agreed to by CTI and JJDC prior to the expiration of the periods specified in section 2.02(b) and Section 2.03(b), or, if no such agreement is reached, the last price at which CTI sold one or more shares of Common Stock (which shall include sales of preferred stock convertible into Common Stock at the as converted price on the day of sale) to a third party (not a corporate partner of CTI) in a bona fide arm's-
                                                            ---- ----
     length transaction.  The term "Trading Day" shall mean, if the Common Stock
                                    -----------
     is listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business and a day on which at least one share of Common Stock is traded or, if the Common Stock is not so listed or admitted, a business day.

          (d) The closing of the sale and purchase of the BMT Milestone Put Shares ("BMT Milestone Put Share Closing") shall be held at 10:00 a.m.
         -------------------------------
(California time) at the offices of Shearman & Sterling, 555 California Street, Suite 2000, San Francisco, California 94104, on the date specified in the BMT Milestone Put Notice, or at such other time and place as CTI and JJDC may agree.

          (e) At the BMT Milestone Put Share Closing, subject to the terms and conditions hereof, CTI shall deliver to JJDC a certificate registered in JJDC's name representing the BMT Milestone Put Shares purchased at the BMT Milestone Put Share Closing, and JJDC shall deliver the purchase price therefor in the amount of $2,000,000 to CTI by certified check payable to CTI or wire transfer of immediately available funds to an account specified by CTI.

          SECTION 2.03.  AML Milestone Put Option.  (a)  Subject to the terms of
                         ------------------------
this Agreement, upon the approval by the FDA or the relevant regulatory agency or authority of the First Drug Approval Application for a Collaboration Product for an AML Indication in the United States or a Major Market Country (the "AML
                                                                           ---
Milestone"), CTI shall have the option (the "AML Milestone Put Option") to sell
---------                                    ------------------------
to JJDC the AML Milestone Put Shares (as hereinafter defined) at a price per share equal to the then applicable Current Market Price, for an aggregate purchase price of $6,000,000.

          (b) CTI shall provide at least five (5) business days advance written notice (the "AML Milestone Put Notice") to JJDC of CTI's election to exercise
             ------------------------
the AML Milestone Put Option, which notice shall specify the expected number of AML Milestone Put Shares to be sold and the date of such AML Milestone Put Share Closing (as hereinafter defined), which date shall be no later than ten (10) business days after the occurrence of the AML Milestone after which time the AML Milestone Put Option shall expire if not theretofore exercised.

          (c) For purposes of this Section 2.03, the "AML Milestone Put Shares"
                                                      ------------------------
shall mean the number of shares of Common Stock, rounded downward to the nearest whole integer, equal to $6,000,000 divided by the Current Market Price per share of the Common Stock as of the fifth business day prior to the date of the AML Milestone Put Share Closing.

          (d) The closing of the sale and purchase of the AML Milestone Put Shares ("AML Milestone Put Share Closing") shall be held at 10:00 a.m.
         -------------------------------
(California time) at the offices of Shearman & Sterling, 555 California Street, Suite 2000, San Francisco, California 94104, on the date specified in the AML Milestone Put Notice, or at such other time and place as CTI and JJDC may agree.

          (e) At the AML Milestone Put Share Closing, subject to the terms and conditions hereof, CTI shall deliver to JJDC a certificate registered in JJDC's name representing the AML Milestone Put Shares purchased at the AML Milestone Put Share Closing, and JJDC shall deliver the purchase price therefor in the amount of $6,000,000 to CTI by certified check payable to CTI or wire transfer of immediately available funds to an account specified by CTI.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 2.04.  Limitation of Obligation to Purchase Excess Put Shares.
                         ------------------------------------------------------
(a) Notwithstanding any other provision of this Agreement to the contrary, upon written notice to CTI by JJDC delivered at any time prior to any closing provided for in Sections 2.01, 2.02, 2.03 or this Section 2.04 (each, a "Closing" and, collectively, the "Closings"), JJDC's obligation to purchase
 -------                          --------
Excess Put Shares (as hereinafter defined) shall be suspended and JJDC shall not be obligated to pay to CTI the Excess Put Share Amount (as hereinafter defined) until such time as the payment by JJDC of the Excess Put Share Amount in connection with the purchase by JJDC of the shares of Common Stock represented by such amount, at a price per share calculated at the time of purchase pursuant to the second sentence of Section 2.04(c) hereof (the "Additional Shares"), when
                                                       -----------------
aggregated with all other shares of Common Stock (including shares of Common Stock issuable upon conversion of any shares of Series B Preferred held by JJDC) then owned of record by JJDC which were purchased pursuant to this Agreement, would not constitute more than ***** of the voting power of the then outstanding capital stock of CTI. In calculating its ownership interest in CTI, JJDC shall be entitled to rely upon the number of outstanding shares of CTI reported in CTI's most recently filed report on Form 10-Q, 10-K or 8-K, as the case may be, filed pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), most
                                                            ------------
recently filed Registration Statement pursuant to the Securities Act, or the most recently issued press release or other information delivered to JJDC by CTI for the purpose of calculating such ownership. The failure by JJDC to deliver the written notice specified above in this paragraph with respect to any Excess Put Shares shall not bar JJDC from subsequently delivering such notice with respect to any subsequent Excess Put Shares and shall not effect the applicability of this Section 2.04 with respect to such subsequent shares, even if at the time of such subsequent delivery, JJDC owns of record more than ***** of the voting power of the then outstanding capital stock of CTI.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (b) In the event of any change in the number of outstanding shares of CTI voting securities such that any or all Additional Shares, when purchased pursuant to this Agreement and aggregated with all other shares of Common Stock (including shares of Common Stock issuable upon conversion of any shares of Series B Preferred held by JJDC) then owned of record by JJDC which were purchased pursuant to this Agreement, would not constitute more than ***** of the voting power of the then outstanding capital stock of CTI, then CTI shall have the right to sell such Additional Shares to JJDC upon fifteen (15) calendar days' advance written notice to JJDC at any time in one or more separate closings (but not more than two (2) separate closings in any twelve (12) month period) until all of such Additional Shares have been sold hereunder. Such notice shall include a certificate executed on behalf of CTI by an executive officer of CTI certifying that the conditions set forth above in this Section 2.04(b) have been met. JJDC shall promptly (but in any event within ten (10) calendar days) notify CTI of any disposition of shares purchased pursuant to this Agreement or other event of which it becomes aware which would cause CTI's right to sell Additional Shares to be reinstated hereunder.

          (c) The closing of each sale of Additional Shares pursuant to Section 2.04(b) shall be held at the time and place specified in CTI's notice delivered pursuant to Section 2.04(b). Any Additional Shares purchased by JJDC hereunder shall be purchased by JJDC at a price equal to the Current Market Price in effect on the date of CTI's notice regarding the sale of such Additional Shares.

          (d) The respective time periods during which CTI shall have the right to exercise its BMT Milestone Put Right and AML Milestone Put Right, to the extent that any such exercise resulted in Excess Put Shares, shall be tolled and extended until all such Excess Put Shares are purchased pursuant to this Section 2.04.

          (e) For purposes of this Section 2.04, the following terms shall have the following meanings:

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (i) "Excess Put Shares" shall mean any shares of Common Stock
               -----------------
     otherwise issuable to JJDC pursuant to Sections 2.01, 2.02, 2.03 or this
     Section 2.04 which, if purchased by JJDC at the time otherwise provided for under this Agreement and when considered together with all other shares of Common Stock purchased by JJDC pursuant to this Agreement and then owed of record by JJDC or its Affiliates (including shares of Common Stock issuable upon conversion of any shares of Series B Preferred held by JJDC), would constitute more than ***** of the voting power of the then outstanding capital stock of CTI. Securities of CTI acquired by JJDC other than pursuant to this Agreement shall be specifically excluded for purposes of this Section 2.04 in determining whether or not JJDC is the record holder of more than ***** of the voting power of the then outstanding capital stock of CTI. For purposes of this Section 2.04, "JJDC" shall be deemed to include JJDC and its Affiliates (as defined in the Collaboration Agreement), including Ortho and J&J.

          (ii) "Excess Put Share Amount" shall mean the aggregate amount of the
                -----------------------
     purchase price that would have been paid by JJDC pursuant to this Agreement for the purchase of any Excess Put Shares, but for the delivery by JJDC of the notice(s) specified in Section 2.04(a).


                                  ARTICLE III

                                  STANDSTILL
                                  ----------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 3.01.  Standstill by JJDC.  Subject to the terms of this
                         ------------------
Section 3.01, JJDC agrees that, upon execution of this Agreement until the earlier of (i) ***** from the date hereof, or (ii) ***** following the effective date of termination of the Collaboration Agreement by Ortho, it will not, nor will it permit any of its Affiliates (including Ortho and J&J) to, without the prior written consent of CTI:

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (a) (i) acquire, directly or indirectly, by purchase or otherwise, of record or beneficially, other than by the transactions set forth in Articles I and II of this Agreement, any securities of CTI or rights or options to acquire any securities from any holder of such securities if after such acquisition (and giving effect to the exercise of any such rights or options) JJDC and its Affiliates, including Ortho and J&J, would own capital stock of CTI having ***** or more of the voting power of the outstanding capital stock of CTI; provided, however, that neither (1) the
                                       --------  -------
     purchase of the Shares pursuant to Articles I and II of this Agreement nor
     (2) subsequent reductions in the number of shares of outstanding capital stock of CTI (or rights or options therefor) shall be deemed to have caused a violation of this Section 3.01(a)(i);

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          (ii) to the extent JJDC and/or its Affiliates (including Ortho and J&J) own(s), beneficially or of record, securities of CTI constituting ***** or more of the voting power of the outstanding capital stock of CTI and such securities include securities of CTI other than those purchased pursuant to Articles I and II, JJDC and/or its Affiliates (including Ortho and J&J) shall be deemed to own "Prohibited Securities." JJDC agrees that
                                      ---------------------
     neither it nor any of its Affiliates (including Ortho and J&J) shall (and neither it nor any of its Affiliates (including Ortho and J&J) shall be entitled to) vote any Prohibited Securities with respect to any matter subject to the vote or written consent of CTI's stockholders (provided,
                                                                   --------
     however, that the foregoing shall not be deemed to limit CTI's remedies in
     -------
     the event that the Prohibited Securities were acquired in violation of this
     Section 3.01); and

          (iii) JJDC hereby covenants and agrees that during the term provided for in Section 3.01(a)(i), it will provide written notice to CTI of any purchase, sale or other acquisition or disposition, on the open market or in private transactions, by JJDC or any of its Affiliates (including Ortho and J&J) of any securities of CTI (or if JJDC or such Affiliates shall direct any third party to take any such actions on behalf of JJDC or such Affiliates). Such notice shall be transmitted to CTI by facsimile (with telephonic notice) within three (3) business days after any such transaction on the open market or within ten (10) business days after any such private transaction and shall specify the person or entity effecting the transaction, the date of such transaction, the number of securities and the price per security with respect to such transaction;

          (b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined or used in Regulation 14A of the Exchange Act to vote, or seek to advise or influence any person with respect to the voting of, any securities of CTI, or become a "participant" in any "election contest" (as such terms are used or defined in Regulation 14A of the Exchange Act) relating to the election of directors of CTI; deposit any securities of CTI in a voting trust or subject them to a voting agreement or other agreement of similar effect (other than a revocable proxy);

          (c) deposit any securities of CTI in a voting trust or subject them to a voting agreement or other agreement of similar effect (other than a revocable proxy);

          (d) initiate, propose or otherwise solicit any stockholder for the approval of one or more stockholder proposals at any time, or induce or attempt to induce any other person to initiate any stockholder proposal;

          (e) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise act in concert with any person for the purpose of acquiring, holding, voting or disposing of any securities of CTI;

          (f) request CTI (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any of the provisions contained in this Section 3.01; or

          (g) take any action individually or jointly with any partnership, limited partnership, syndicate, or other group or assist any other person, corporation, entity or group in taking any action it could not take individually under the terms of this Section 3.01.

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

Notwithstanding the foregoing, if a third party makes a tender offer or exchange offer for ***** or more of CTI's outstanding voting securities, or CTI publicly announces a transaction pursuant to which a third party not a shareholder of CTI on the date hereof is or will acquire, whether through merger, tender offer or exchange offer, ***** or more of CTI's voting securities or all or substantially all of CTI's assets, then the restrictions set forth in this Section 3.01 shall lapse until such time, if any, as such transaction or transactions are withdrawn or abandoned, at which time such restrictions shall be reinstated. Any reinstatement of such restrictions shall not affect JJDC's ability to continue to pursue ant transaction it announced prior to such reinstatement; provided,
                                                                    --------
that, such announcement did not violate this Section 3.01, and provided further
                                                               -------- -------
that such transaction is completed within six (6) months from the date of announcement.

                                  ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF CTI
                     -------------------------------------

          SECTION 4.01.  Organization and Corporate Power.  CTI is a corporation
                         --------------------------------
duly incorporated and validly existing under the laws of the State of Washington and is duly licensed or qualified as a foreign corporation in each other jurisdiction where the nature of business transacted by it makes such licensing or qualification necessary. CTI has, and will have at each Closing, the corporate power and authority, and the legal right, to own and operate its properties and to carry on its business as currently conducted, to execute, deliver, and perform this Agreement, to issue, sell and deliver the Shares, to issue and deliver the shares of Common Stock issuable upon conversion of the Series B Shares (the "Conversion Shares") and in all other respects to
                      -----------------
consummate the transactions contemplated hereby and thereby. True and complete copies of the Articles of Incorporation and By-laws of CTI, as amended to date, have been made available to JJDC by CTI.

          SECTION 4.02.  Subsidiaries.  CTI does not own any shares of any
                         ------------
corporation or have any ownership or other investment interest, either of record, beneficially or equitably, in any association, partnership, joint venture or other legal entity other than wholly-owned subsidiaries which, as of the date hereof, have conducted no business operations.

          SECTION 4.03.  Authorization.  The execution and delivery by CTI of
                         -------------
this Agreement, the performance by CTI of its obligations hereunder, and the issuance, sale and delivery by CTI of the Shares at each Closing pursuant hereto and the issuance and delivery of the Conversion Shares upon conversion of the Series B Shares, have been duly authorized by all requisite corporate action, including without limitation all requisite action on the part of CTI's shareholders, and will not violate any provision of law, any order of any court or other agency of government, the Articles of Incorporation or By-laws of CTI, any judgment award or decree or any provision of any indenture, agreement or other instrument, to which CTI is a party, or by which it, or any of its properties or assets, is bound or affected, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of CTI, or result in any suspension, revocation, impairment, forfeiture or nonrenewal of any Governmental Permit (as hereinafter defined).

          SECTION 4.04.  Validity of the Shares.  The Shares have been duly
                         ----------------------
authorized by CTI and, when paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable shares of Common Stock or Series B Preferred, as the case may be. The Conversion Shares have been duly reserved for issuance upon conversion of the Series B Shares and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock. Neither the issuance, sale and delivery of the Shares nor the issuance and delivery of the Conversion Shares are subject to any preemptive rights of shareholders of CTI or to any right of first refusal or other similar right in favor of any person.

          SECTION 4.05.  Enforceability.  This Agreement has been duly executed
                         --------------
and delivered by CTI and, subject to due execution by JJDC, constitutes the legal, valid and binding obligation of CTI, enforceable against CTI in accordance with its terms.

          SECTION 4.06.  Capitalization.  As of the date hereof, the authorized
                         --------------
capital stock of CTI consists of 100,000,000 shares of Common Stock, of which 17,300,574 shares are issued and outstanding as of the date hereof, and 10,000,000 shares of preferred stock, no par value, ("Existing Preferred
                                                      ------------------
Stock"), of which 146,193.272 shares of have been designated as Series A
-----
Convertible Preferred Stock ("Series A Preferred"), of which 146,193.272 shares
                              ------------------
are issued and outstanding as of the date hereof, and of which 14,925.373 shares have been designated as Series B Preferred, none of which are issued and
outstanding as of the date hereof.   All shares of capital stock outstanding as
of the date hereof have been duly authorized and validly issued, and are fully paid and nonassessable. 15,000,000 shares of Common Stock have been reserved for issuance upon conversion of the Series A Preferred, and 1,492,538 shares of Common Stock have been reserved for issuance upon conversion of the Series B Preferred. The designations, preferences, limitations and relative rights of the Series A Preferred and Series B Preferred are set forth in the Articles of Amendment to the Restated Articles of Incorporation of CTI, as set forth in Exhibit B annexed hereto (the "Articles of Amendment").
                               ---------------------

          SECTION 4.07.  Securities Act Compliance.  Assuming that JJDC's
                         -------------------------
representations and warranties contained in Article V of this Agreement are true and correct, the Shares and Conversion Shares to be issued and delivered to JJDC pursuant to this Agreement shall be offered, issued and sold in compliance with the Securities Act and any other applicable United States federal or state securities laws.

          SECTION 4.08.  Obligations to Issue Securities.  Except (a) for the
                         -------------------------------
obligations of CTI to JJDC under this Agreement, (b) as otherwise set forth in the SEC Reports (as defined herein), and (c) for stock options granted to employees, officers and consultants of CTI subsequent to the date of the SEC Reports pursuant to CTI's 1994 Equity Incentive Plan, (i) no subscription, warrant, option, convertible security or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of CTI is authorized or outstanding, (ii) there is not any commitment of CTI to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock any evidences of indebtedness or assets, and
(iii) CTI has no obligation (contingent or other) to purchase, redeem or otherwise acquire any shares of the capital stock of CTI or any interest therein or to pay any dividend or make any other distribution in respect thereof.

          SECTION 4.09.  SEC Reports.  (a)  CTI has filed all forms, reports and
                         -----------
documents required to be filed with the Securities and Exchange Commission (the "SEC") since April 29, 1996 and has made available to JJDC (i) its Registration
 ---
Statement on Form

10, as amended by Amendment No. 2 thereto filed with the SEC on June 28, 1996;
(ii) its Quarterly Report on Form 10-Q for the period ended June 30, 1996; (iii) all other reports or registration statements filed by CTI with the SEC since June 28, 1996; and (iv) all amendments and supplements to all such reports and registration statements filed by CTI with the SEC (the forms, reports and documents made available by CTI to JJDC being collectively referred to herein as the "SEC Reports"). The SEC Reports (i) were prepared in accordance with the
     -----------
requirements of the Securities Act or the Exchange Act, as the case may be, and
(ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amending or superseding filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each of the financial statements (including, in each case, any related notes thereto) contained in the SEC Reports was prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated therein or in the notes thereto) and each fairly presented the financial position of CTI as at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

          SECTION 4.10.  Absence of Certain Developments.  Except as set forth
                         -------------------------------
in the SEC Reports, since June 30, 1996, CTI has conducted its business in the ordinary course and there has not occurred: (i) any change or effect that is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), financial condition or results of operations of CTI taken as a whole; (ii) any amendments or changes in the Articles of Incorporation or By-laws of CTI, other than an amendment to CTI's By-laws adopted on July 16, 1996;
(iii) any change by CTI in its accounting methods, principles or practices; (iv) any revaluation by CTI of any of its assets; (v) any sale of a material amount of property of CTI; (vi) any discharge or satisfaction by CTI of any material lien, security interest, charge or other encumbrance or any payment by CTI of any material obligation or liability (fixed or contingent), other than in the ordinary course of business and consistent with past practice; (vii) any investment by CTI of a capital nature, whether by purchase of stock or securities, contributions to capital, property transfers or otherwise, in any other partnership, corporation or other entity, or any purchase by CTI of any material property or assets; (viii) any cancellation or compromise by CTI of any debt or claim other than in the ordinary course of business consistent with past practice; (ix) any waiver or release by CTI of any rights of material value, including, without limitation, any Intangible Rights (as hereinafter defined);
(x) any material wage or salary increase by CTI applicable to any group or classification of employees generally, or any material employment contract with, loan to, or material transaction of any other nature with, any officer or employee of CTI; or (xi) any establishment by CTI of any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974.

          SECTION 4.11.  No Undisclosed Liabilities.  Except as and to the
                         --------------------------
extent (i) reflected in the financial statements contained in the SEC Reports or
(ii) incurred since June 30, 1996 in the ordinary course of business and consistent with past practice, CTI has no lia bilities or obligations of any kind or nature, whether secured or unsecured (whether absolute, accrued, contingent or otherwise, and whether due or to become due), including without limitation any tax liabilities due or to become due, or whether incurred in respect of or measured by the assets, sales, income or receipts of CTI for any period, which liabilities or obligations would be required to be reflected on a balance sheet of CTI as of December 31, 1995, prepared in accordance with generally accepted accounting principles.

          SECTION 4.12.  Approvals.  Based in part on the representations made
                         ---------
by JJDC in Article V of this Agreement, no order, authorization, approval or consent from, or filing with, any federal or state governmental or public body or other authority having jurisdiction over CTI is required for the valid execution (where called for), delivery and performance of this Agreement by CTI, the issuance, sale and delivery of the Shares, or upon conversion of the Series B Shares, the issuance and delivery of the Conversion Shares, or is required in order that the business of CTI can be conducted immediately following the date of the applicable Closing substantially in the same manner as heretofore conducted, except for (i) those that have been made and obtained, (ii) those filings under state "blue sky" laws which are now not required to be made or obtained, and (iii) applicable obligations under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 and the rules and regulations thereunder (the "HSR
                                                                       ---
Act").
---

          SECTION 4.13.  Title to Properties.  Except as set forth in the SEC
                         -------------------
Reports, CTI has good and valid title to all its assets and properties, in each case free and clear of all liens, charges, security interests or other encumbrances of any nature whatsoever, other than (x) liens for taxes not yet due, (y) mechanic's, materialman's and similar statutory liens arising in the ordinary course of business and which, in the aggregate, would not have a material adverse effect on the business, properties or condition (financial or other) of CTI, or (z) security interests securing indebtedness not in default for the purchase price of or lease rental payments on property purchased or leased under capital lease arrangements in the ordinary course of business.

          SECTION 4.14.  Intellectual Property.  Except as is set forth in the
                         ---------------------
SEC Reports, CTI complies with its contractual obligations relating to the protection of such of the patents, trademarks and trade names, trademark and trade name registrations, logos, servicemark registrations, copyright registrations, all applications pending on the date hereof for patent or for trademark, trade name, servicemark or copyright registrations, and all other material proprietary rights (collectively "Intangible Rights") used by it
                                           -----------------
pursuant to licenses or other contracts, CTI has the right to use its Intangible Rights for the purposes intended thereby, and to conduct its business as heretofore conducted, and the consummation of the transactions contemplated hereby will not alter or impair any such Intangible Rights, and, to the knowledge of CTI, all such Intangible Rights that are capable of being enforced are valid, enforceable and in good standing, and no claims have been asserted with respect to the ownership by CTI of any of the Intangible Rights or otherwise. To the knowledge of CTI, except as is set forth in the SEC Reports, (i) no person is infringing an Intangible Right owned by CTI and (ii) CTI is not infringing any valid patent, copyright or trademark owned by any third party.

          SECTION 4.15.  Litigation.  Except as set forth in the SEC Reports,
                         ----------
there are no material claims, actions, suits, proceedings or investigations pending or, to the knowledge of CTI, threatened by or against CTI or any of its properties, assets, rights or businesses. No such pending or threatened claims, actions, suits, proceedings or investigations, if ad versely determined, would, individually or in the aggregate, have a material adverse effect on the business, properties or condition (financial or other) of CTI. Except as set forth in the SEC Reports, CTI knows of no basis for any other such claim, action, suit, proceeding or investigation which, if adversely decided, would have such a material adverse effect. Except as set forth in the SEC Reports, there are no actions, suits, proceedings or claims pending before or by any court, arbitrator, regulatory authority or government agency against or affecting CTI that might enjoin or prevent the consummation of the transactions contem plated by this Agreement.

          SECTION 4.16.  Taxes.  CTI has duly and timely filed or caused to be
                         -----
filed (or obtained valid, currently effective extensions for filing) all federal, state, local and foreign income, franchise, excise, payroll, sales and use, property, withholding and other tax returns, reports, estimates and information and other statements or returns (collectively "Tax Returns")
                                                           -----------
required to be filed by or on behalf of it pursuant to any applicable federal, state, local or foreign tax laws for all years and periods for which such Tax Returns have become due. All such Tax Returns were correct as filed and correctly reflect the federal, state, local and foreign income, franchise, excise, payroll, sales and use, property, withholding and other taxes, duties, imposts and governmental charges (and charges in lieu of any thereof), together with interest, any additions to tax and penalties (collectively "Taxes")
                                                                 -----
required to be paid or collected by (or allocable to) CTI. CTI (i) has paid or caused to be paid all Taxes as shown on Tax Returns filed by it or on any assessment received by it and (ii) has properly and fully accrued on its audited and interim unaudited financial statements all Taxes for any period from the date of the last reporting period covered by such Tax Returns. There is no audit pending or threatened in writing, and, to the knowledge of CTI, there is no dispute or claim being threatened by any relevant taxing authority concerning any Tax Return or liabili ty for Taxes. Without limiting the foregoing, CTI has withheld or collected from each payment made to each of its employees (or has otherwise paid or made provision for) the amount of all Taxes (including, but not limited to, federal income taxes, federal Insurance Contribution Act taxes, state and local income and wage taxes, payroll taxes, worker's compensation and unemployment compensation taxes) required to be withheld or collected therefrom, and CTI has paid (or caused to be paid) the same in respect of its employees when due.

          SECTION 4.17.  Compliance With Laws.  (a)  CTI has all material govern
                         --------------------
mental licenses, franchises and permits ("Governmental Permits") required under
                                          --------------------
applicable
law for the conduct of its business as currently conducted, including, without limitation, all such licenses, franchises and permits as are required for laboratory use, manufacturing, the experimental use of animals and the use and disposal of hazardous or potentially hazardous substances.

          (b) The business of CTI is being conducted in material compliance with all applicable laws, ordinances, rules and regulations of all governmental authorities relating to CTI's properties or applicable to its business, including, without limitation, the terms of all Governmental Permits, federal securities laws, and laws relating to safe working conditions, laboratory and manufacturing practices (including current Good Manufacturing Practices prescribed by the U.S. Food and Drug Administration ("FDA")), the experimental
                                                      ---
use of animals and the use and disposal of hazardous or potentially hazardous substances (including, without limitation, radioactive compounds and solvents). CTI has not received any notice from any third party of any alleged violation of any of the foregoing.

          (c) Neither CTI nor any of its properties, operations or businesses is subject to any order, judgment, injunction or decree. To the knowledge of CTI, no action has been taken or recommended by any governmental or regulatory official, body or authority, either to revoke, withdraw or suspend any certificate of need or any license to operate CTI.

          SECTION 4.18.  Labor Matters.  (a)  No collective bargaining agreement
                         -------------
is applicable to any employees of CTI. There are no disputes between CTI and any such employees that might reasonably be expected to materially adversely affect the conduct of its business or any unresolved labor union grievances or unfair labor practice or labor arbitra tion proceedings pending, or to the knowledge of CTI, threatened, relating to the business of CTI. To the knowledge of CTI, there are no organizational efforts presently being made or threatened involving any of such employees. CTI has not received notice of any claim that CTI has failed to comply with any laws relating to employment, including any provisions thereof relating to wages, hours, collective bargaining, the payment of social security and other payroll or similar taxes, equal employment opportunity, employment discrimination and employment safety, or that CTI is liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing except for routine non-material grievances.

          (b) There are no proceedings pending or, to the knowledge of CTI, threat ened before the National Labor Relations Board with respect to any employees of CTI. There are no discrimination charges (relating to sex, age, religion, race, national origin, ethnicity, handicap or veteran status) pending before any Federal or state agency or authority against CTI.

          SECTION 4.19.  Insurance.  CTI is a named insured under all policies
                         ---------
of fire, liability, workers' compensation, malpractice and professional liability and other forms of insurance providing insurance coverage to or for CTI. All premiums with respect to such policies covering all periods have been paid. No notice of cancellation or termination has been received with respect to any such policy. All such policies are in full force and effect and will remain in full force and effect to and including the later to occur of the BMT Milestone Put Share Closing or the AML Milestone Put Share Closing, and coverage thereunder will continue to be in effect, without limit as to time, for occurrences prior to such closings.

          SECTION 4.20.  Leases.  All real property leased by CTI is used and
                         ------
operated by CTI in material compliance and conformity with all applicable leases. CTI has not received notice of any material violation of any applicable zoning or building regulation, ordinance or other law, order, regulation or requirement relating to the respective real estate assets of CTI and, to the knowledge of CTI, there are no such material violations.

          SECTION 4.21.  Personal Property.  All tangible personal property,
                         -----------------
fixtures and equipment comprising the assets of CTI are in a good state of repair (ordinary wear and tear excepted) and operating condition, in all material respects, and are sufficient and adequate to conduct its business on the date hereof.

          SECTION 4.22.  Environmental.  For the purposes of this Section 4.22,
                         -------------
the following terms shall have the following meanings:

          "Environmental Law" means any federal, state, provincial or local
           -----------------
     statute, law, ordinance, rule or regulation of the United States and any other jurisdiction within the United States now effective and any order, to which CTI is a party or is otherwise directly bound, of the United States or other jurisdiction within the United States now effective relating to:
     (a) pollution or protection of the environment, including natural resources; or (b) exposure of persons, including employees, to Hazardous Substances.

          "Hazardous Substances" means any substance, whether liquid, solid or
           --------------------
     gas (a) listed, identified or designated as hazardous or toxic under any Environmental Law, (b) which, applying criteria specified in any Environmental Law, is hazardous or toxic, or (c) the use or disposal of which is regulated under Environmental Law.

          (a) No Hazardous Substances have been, or have been threatened to be, discharged, released or emitted into the air, water, surface water, ground water, land surface or subsurface strata or transported to or from the property of CTI except in accordance with Environmental Law and except for incidental release of Hazardous Substances in amounts or concentrations which would not reasonably be expected to give rise to any claims or liabili ties against CTI under Environmental Law.

          (b) CTI has not received any notification from a governmental agency that there is any material violation of any Environmental Law with respect to the business and properties of CTI and CTI has not received any notification from a governmental agency pursuant to Section 104, 106 or 107 of the Comprehensive Environmental Response

Compensation and Liability Act, as amended.

          SECTION 4.23.  Improper Payments.  (a)  Neither CTI nor, to the
                         -----------------
knowledge of CTI, any officer, director, employee or agent of CTI, nor any other person or entity acting on behalf of CTI, acting alone or together, has (i) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, governmental employee or other person or entity with whom CTI has conducted business activities directly or indirectly, or (ii) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, governmental employee or other person or entity who is or may be in a position to help or hinder the business of CTI (or assist CTI in connection with any actual or proposed transac tion) which, under current law, in the case of either clause (i) or clause (ii) above, would reasonably be expected to subject CTI to any damage or penalty in any civil, criminal or governmental litigation or proceeding.

          (b) To the knowledge of CTI, no employee, officer or director of CTI, has been debarred under (S)306(a) or (S)306(b) of the Federal Food, Drug and Cosmetic Act or has, within the last five years, been convicted of (x) a criminal offense relating to the development or approval process of any drug product, or (y) a felony involving bribery, payment of illegal gratuities, fraud, perjury, false statements, racketeering, blackmail, extortion, falsification or destruction of records, or interference with, obstruction of an investigation into, or prosecution of, any criminal offense or a conspiracy to commit, aid or abet such felony.

          SECTION 4.24.  Securities Laws.  No person authorized by CTI as agent,
                         ---------------
broker, dealer or otherwise in connection with the offering or sale of the Shares, or any similar securities, has taken or will take any action (including, without limitation, any offer or sale of any securities under circumstances which would require the integration of such securities with the Shares being issued and sold hereunder under the Securities Act or the rules and regulations of the SEC thereunder), which would subject such offer and sale to the registration provisions of the Securities Act.

          SECTION 4.25.  Brokerage.    All negotiations relative to this
                         ---------
Agreement, and the transactions contemplated hereby, have been carried out by CTI directly with JJDC, without the intervention of any person on behalf of CTI in such manner as to give rise to any claim by any person against JJDC for a finder's fee, brokerage commission or similar pay ment.

          SECTION 4.26.  Disclosure.  This Agreement, and any other exhibits or
                         ----------
schedules delivered in connection herewith or therewith do not contain any untrue statement of a material fact by CTI or omit to state a material fact necessary to the make the statements herein or therein by CTI in view of the circumstances under which they were made not misleading.

                                   ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF JJDC
                    --------------------------------------

          JJDC hereby represents and warrants to CTI as follows:

          SECTION 5.01.  Legal Power.  JJDC has, and will have at each Closing,
                         -----------
the requisite corporate power and authority to execute and deliver into this Agreement, and to carry out and perform its obligations under the terms of this Agreement.

          SECTION 5.02.  Due Execution.  This Agreement has been duly
                         -------------
authorized, executed and delivered by JJDC, and, upon due execution and delivery by CTI, this Agreement will be a valid and binding agreement of JJDC, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

          SECTION 5.03.  Investment Representations.
                         --------------------------

          (a) JJDC is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

          (b) JJDC understands that (i) the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and, that such securities may not be sold, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (ii) each certificate representing the Shares will be endorsed with the following legends:

               A) "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF SHAREHOLDER'S COUNSEL, IN FORM ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

               B) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS,

     INCLUDING RESTRICTIONS ON TRANSFERABILITY, OF THAT CERTAIN STOCK PURCHASE AGREEMENT, DATED AS OF NOVEMBER 7, 1996. A COPY OF SUCH STOCK PURCHASE AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO CELL THERAPEUTICS, INC. AT ITS PRINCIPAL PLACE OF BUSINESS"; and

               C) Any legend required to be placed thereon by CTI's By-laws or under applicable state securities laws;

and (iii) CTI will instruct any transfer agent not to register the transfer of Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied.

          (c) JJDC has been furnished with such materials and has been given access to such information relating to CTI as it has requested, and JJDC has been afforded the opportunity to ask such questions of, and to receive answers from, CTI with respect to CTI and the Shares as it has found necessary to make an informed investment decision, and has determined that the Shares are a suitable investment.

          (d) JJDC is an investor in securities of companies in the development stage and acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

          (e) JJDC recognizes that CTI has incurred substantial accumulated net losses to date and expects to continue to incur operating losses. JJDC also recognizes that an investment in CTI involves substantial risk and could afford a complete loss of such investment.

          (f) JJDC is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

          (g) JJDC is an "accredited investor" as such term is defined in Rule 501 of the General Rules and Regulations prescribed by the Commission pursuant to the Securities Act and was not formed for the specific purpose of acquiring the Shares.

          (h) JJDC acknowledges that CTI is entering into this Agreement in reliance upon JJDC's representations and warranties in this Agreement, including, without limitation, those set forth in this Section 5.03.

                                  ARTICLE VI

                             CONDITIONS TO CLOSING
                             ---------------------

          SECTION 6.01.  Condition to JJDC's Obligations at First Closing.  The
                         ------------------------------------------------
obligation of JJDC to purchase the Shares at the First Closing is subject to the fulfillment to JJDC's satisfaction on or before the First Closing of each of the following conditions:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties made by CTI in Article IV hereof shall be true and correct in all material respects (except for those qualified by materiality which shall be true and correct in all respects) on and as of the First Closing Date with the same force and effect as though such representations and warranties had been made on and as of the First Closing Date.

          (b) Performance.  CTI shall have performed and complied in all
              -----------
respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the First Closing.

          (c) Qualifications.  All authorizations, approvals, or permits, if
              --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares to JJDC pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the First Closing, and the sale and issuance of such Shares at the First Closing shall be legally permitted by all laws and regulations to which JJDC and CTI are subject.

          (d) Proceedings and Documents.  All corporate and other proceedings in
              -------------------------
connection with the transactions contemplated at the First Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to JJDC and JJDC's counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

          (e) Collaboration Agreement.  The Collaboration Agreement shall have
              -----------------------
been executed and delivered by CTI and shall be in full force and effect.

          (f) Opinion of Company Counsel.  JJDC shall have received from counsel
              --------------------------
for CTI reasonably acceptable to JJDC an opinion or opinions addressed to JJDC in substantially the form attached hereto as Exhibit A dated the date of the First Closing.

          (g) Compliance Certificate.  The Chief Executive Officer of CTI shall
              ----------------------
deliver to JJDC at the First Closing a certificate certifying on behalf of CTI that the conditions specified in Sections 6.01(a), (b) and (c) hereof have been fulfilled.

          SECTION 6.02.  Condition to JJDC's Obligations at Subsequent Closings.
                         ------------------------------------------------------
The obligation of JJDC to purchase the Shares at each Closing subsequent to the First

Closing is subject to the fulfillment to JJDC's satisfaction on or before such Closing of each of the following conditions.

          (a) Qualifications.  All authorizations, approvals, or permits, if
              --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares to JJDC pursuant to this Agreement shall have been duly obtained and shall be effective on and as of such Closing, and the sale and issuance of such Shares at such Closing shall be legally permitted by all laws and regulations to which JJDC and CTI are subject.

          (b) Collaboration Agreement.  The Collaboration Agreement shall be in
              -----------------------
full force and effect; provided, however, that in no event shall JJDC be
                       --------  -------
obligated to purchase Shares hereunder with respect to which CTI's put rights pursuant to Sections 2.01, 2.02, or 2.03 shall not have been effective on or before the date of delivery by Ortho of notice of termination of the Collaboration Agreement pursuant to Article XIV thereof.

          (c) HSR Act.  All waiting periods applicable to such Closing under the
              -------
HSR Act (including any extension thereof by reason of a request for additional information) shall have expired or been terminated and no action shall have been instituted, or shall be threatened or pending, by the United States Justice Department or the Federal Trade Commission (the "FTC") challenging or seeking to
                                                 ---
enjoin the consummation of the transactions contemplated at such Closing, which action shall not have been withdrawn or terminated.

          (d) Representations and Warranties.  The representations and
              ------------------------------
warranties made by CTI in Section 4.01, 4.09 and 4.24 of Article IV hereof shall be true and correct in all material respects (except for those qualified by materiality which shall be true and correct in all respects) on and as of the date of such subsequent closing date with the same force and effect as though such representations and warranties had been made on and as of such date.

          (e) Performance.  CTI shall have performed and complied with all
              -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the date of such closing.

          (f) Compliance Certificate.  The Chief Executive Officer of CTI shall
              ----------------------
deliver to JJDC at such closing a certificate certifying on behalf of CTI that the conditions specified in Section 6.02(a) through (e) hereof have been fulfilled.

          (g) Opinion of Company Counsel.  JJDC shall have received a bring-down
              --------------------------
to the Closing date of opinion number 8 specified on Exhibit A, from counsel for CTI reasonably acceptable to JJDC.

          SECTION 6.03.  Conditions to CTI's Obligations at Each Closing.  CTI's
                         -----------------------------------------------
obligation to issue and sell the Shares at each Closing is subject to the fulfillment to CTI's satisfaction on or prior to the date of such Closing of each of the following conditions, any of which may be waived by CTI:

          (a) Representations and Warranties True.  The representations and
              -----------------------------------
warranties made by JJDC in Article V hereof shall be true and correct in all material respects on and as of the date of such Closing with the same force and effect as though such representations and warranties had been made on and as of the date of such Closing.

          (b) Qualifications, Legal Investment.  All authorizations, approvals,
              --------------------------------
and permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares at such Closing pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the date of such Closing, and the sale and issuance of the Shares at such Closing shall be legally permitted by all laws and regulations to which JJDC and CTI are subject.

          (c) HSR Act.  All waiting periods applicable to such Closing under the
              -------
HSR Act (including any extension thereof by reason of a request for additional information) shall have expired or been terminated and no action shall have been instituted, or shall be threatened or pending, by the United States Justice Department or the FTC challenging or seeking to enjoin the consummation of the transactions contemplated at such Closing, which action shall not have been withdrawn or terminated, provided that this condition shall not be applicable to
                         --------
the First Closing.


                                  ARTICLE VII

                REGISTRATION OF COMMON STOCK; COVENANTS OF CTI
                ----------------------------------------------

          SECTION 7.01.  Definitions.  Unless the context otherwise requires,
                         -----------
the terms defined in this Article VII shall have the meanings herein specified for all purposes of this Agreement, applicable to both singular and plural forms of any of the terms herein defined.

          "Holder" of any security means the record or beneficial owner of such
           ------
security or any permitted assignee thereof.

          The terms "register," "registered" and "registration" refer to a
                     --------    ----------       ------------
registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration for ordering of the effectiveness of such registration statement by the Commission.

          "Registrable Securities" means (i) the Shares (including, regardless
           ----------------------
of whether issued, all of the Shares to be issued under Article II, unless both CTI and JJDC otherwise agree), (ii) the Conversion Shares, and (iii) any Common Stock issued or issuable with respect to the Shares by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization, provided, however, that such shares of Common
                                 --------  -------
Stock shall no longer be treated as "Registrable Securities" if (A) they have been sold by a Holder in a transaction in which its registration rights under this Agreement are not assigned, (B) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement, (C) such Registrable Securities shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (D) such Registrable Securities shall be eligible for sale by the holder thereof in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Rule 144 thereunder, without compliance with any of the restrictions set forth in paragraphs (c), (e), (f) and (h) of Rule 144 (or any successor provision), (E) such Registrable Securities shall have been otherwise transferred, new certificates for such Registrable Securities not bearing a legend restricting further transfer shall have been delivered by CTI and subsequent disposition of such Registrable Securities shall not be subject to registration or qualification under the Securities Act or any state securities or blue sky law then in force, or (F) such Registrable Securities shall have ceased to be outstanding.

          SECTION 7.02.  Registration Rights.  (a)  Subject to the provisions of
                         -------------------
this Agreement, not later than the first to occur of (i) twelve (12) months after the final closing date of an initial public offering of the Common Stock of CTI to the general public covered by a registration statement under the Securities Act (the "IPO Closing Date"), (ii) September 30, 1998 and (iii)
                     ----------------
concurrently with the registration of any Conversion Shares into which the Series A Preferred is convertible, CTI shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities pursuant to one or more registration statements which may be required from time to time hereunder to effect the registration of all Registrable Securities; provided,
                                                                    --------
however, that a Holder may inform CTI in writing that it wishes to exclude all
-------
or a portion of its Registrable Securities from such registration.

          (b) Subject to the provisions of this Agreement (including but not limited to Sections 7.02(c) and (d)), but without limitation of CTI's obligation under 7.02(a) above, each time subsequent to the twelfth (12th) month after the IPO Closing Date that CTI shall determine to file a registration statement under the Securities Act (other than pursuant to Section 7.02(a) or (b) hereof and other than on Form S-4, S-8, or a registration statement on Form S-1 covering solely any employee benefit plan) in connection with the proposed offer and sale for money of any of its securities either for its own account, or on behalf of any other security holder, CTI agrees to give written notice of its determination to all Holders of Registrable Securities. Upon the written request of a Holder of any shares of Registrable Securities given within twenty
(20) days after the receipt of such written notice from CTI, CTI agrees to cause all such Registrable Securities, the Holders of which have so requested registration hereof, to be included in such registration statement and to use its best efforts to cause such registration statement to become effective under the Securities Act, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Securities to be so registered.

          (c) If the registration of which CTI gives written notice pursuant to
Section 7.02(b) is for a public offering involving an underwriting, CTI agrees to so advise the Holders as a part of its written notice. In such event the right of any Holder to registration pursuant to Section 7.02(b) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting agree to enter into (together with CTI and the other Holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by CTI.

          (d) Notwithstanding any other provision of this Section 7.02, if the managing underwriter referred to in Section 7.02(c) advises CTI and the Holders of the Registrable Securities requesting participation in such registration in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered under Section 7.02(b) exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering, then (i) the number of shares of Registrable Securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering (provided, that in no event
                                                   --------
shall the number of shares to be issued or sold by CTI or any other security holder of CTI participating in such offering pursuant to demand or "piggyback" registration rights entered into prior to the date hereof be reduced, which shares shall have priority over the Registrable Securities), and (ii) such reduced number of shares shall be allocated among all participating Holders of Registrable Securities sought to be included in such underwriting in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities held by such Holders at the time of filing the registration statement, provided that any such exclusion or "cut back" of the Registrable
           --------
Securities sought to be included in such underwriting shall be made pro rata based on the proportion of the Registrable Securities requested to be included to the total shares of stock to be included in the registration (excluding shares to be issued or sold directly by CTI or any other security holder of CTI participating in such offering pursuant to demand or "piggyback" registration rights entered into prior to the date hereof which grant such holders priority over the Registerable Securities).

          SECTION 7.03.  Registration Expenses.  CTI shall pay all reasonable
                         ---------------------
registration expenses incurred in effecting the registration of Registrable Securities pursuant to this Article VII including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of outside counsel for CTI, blue sky fees and expenses, and the reasonable expense of any special audits incident to or required by any such registration, but not including underwriting discounts, commissions and expenses, and not including fees and disbursements of outside counsel for the participating Holders.

          SECTION 7.04.  Registration Procedures.  If and whenever CTI is
                         -----------------------
required by the provisions of this Article VII to effect the registration of Registrable Securities under the Securities Act, CTI will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement which includes all Registrable Securities, other than any Registrable Securities excluded by holders pursuant to Section 7.02(a) or (b), and use its best efforts to cause such registration statement to become and remain effective until the distribution described in the registration statement has been completed (CTI agrees to provide each Holder with draft copies of such registration statement in advance of such filing);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective with respect to all Registrable Securities for the longer of (i) one hundred twenty
(120) days after the date of the actual purchase of Registrable Securities by JJDC (ii) one hundred twenty (120) days after the expiration of the lock-up referred to in Section 8.01 of this Agreement and (iii) any period during which CTI shall keep any registration statement effective pursuant to any registration rights agreement to which CTI is a party as of the date hereof, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of Registrable Securities covered by such registration statement whenever a Holder shall desire to sell or otherwise dispose of the same;

          (c) furnish to each participating Holder (and to each underwriter, if any, of Registrable Securities) such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

          (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such state securities or blue sky laws of such jurisdiction as each participating Holder shall reasonably request and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Holder to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions, except that CTI shall not for any purpose be required to consent generally to service of process or qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

          (e) in the event that a registration involves an underwriting, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offer;

          (f) notify the participating Holders at any time when a prospectus relating to any Registrable Securities covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly file such amendments and supplements as may be necessary so that, as thereafter delivered to such Holders of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and use its best efforts to cause each such amendment and supplement to become effective;

          (g) notify the Holders of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. CTI will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

          (h) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Article VII, on the date such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Article VII, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing CTI for the purpose of such registration, in form and substance as is customarily given by counsel to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of CTI, in form and substance as is customarily given by independent certified public accountants to underwriters in any underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration for Registrable Securities;

          (i) use its best efforts to cause all such Registrable Securities to be listed on the principal securities exchange or market, if any, on which the Common Stock is then listed; and

          (j) make generally available to its security holders as soon as practicable. but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of CTI's fiscal quarter next following the effective date of the Registration Statement.

It shall be a condition precedent to the obligations of CTI to take any action pursuant to this Agreement with respect to each Holder that such Holder shall furnish to CTI such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the

Registrable Securities and shall execute such documents in connection with such registration as CTI may reasonably request.

          SECTION 7.05.  Indemnification.  In the event Registrable Securities
                         ---------------
are registered pursuant to this Article VII.

          (a) To the extent permitted by law, CTI will indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement and any underwriter (within the meaning of the Securities Act) with respect to the Registrable Securities, and each officer, director, employee and agent thereof and each person, if any, who otherwise controls such Holder or underwriter (within the meaning of the Securities Act), against any losses or claims, damages, expenses or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or allegedly untrue statement of any material fact contained in the registration statement for the Registrable Securities, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any document incident to the registration or qualification of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading or any violation or alleged violation by CTI of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and, subject to Section 7.05(c), will reimburse such Holder, any underwriter, officer, director, employee, agent or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however,
                                                             --------  -------
that the indemnity agreement contained in this Section 7.05(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the written consent of CTI, nor shall CTI be liable under this Section 7.05(a) to such Holder, such underwriter, officer, director, employee, agent or controlling person for any such loss, claim, damage, expense, liability or action to the extent that it arises out of, or is based upon, an untrue statement or allegedly untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and conformity with information furnished in writing expressly for use in connection with such registration by such Holder, such underwriter, officer, director, employee, agent or such controlling person.

          (b) To the extent permitted by law, each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement will indemnify and hold harmless CTI, each of its employees, agents, directors and officers, each person, if any, who controls CTI within the meaning of the Securities Act, and any underwriter (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities to which CTI or any such person or underwriter may become subject, under the

Securities Act, the Exchange Act or other federal or state law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of, or are based upon any untrue or allegedly untrue statement of any material fact contained in a registration statement for the Registrable Securities, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any document incident to the registration or qualification of any Registrable Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or allegedly necessary to make the statements therein not misleading; in each case to the extent that such untrue statement or allegedly untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished in writing by such Holder expressly for use in connection with such registration; provided, however, that the indemnity agreement contained in this
              --------  -------
Section 7.05(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, expense, liability or action if such settlement is effected without the written consent of such Holder; and, subject to Section 7.05(c), such Holder will reimburse CTI or any such person or underwriter for any legal or other expenses reasonably incurred by CTI or any such person or underwriter in connection with investigating or defending such loss, claim, damage, liability, expense or action.

          (c) Promptly after receipt by an indemnified party under this Section
7.05 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.05, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense thereof and shall not be responsible for legal fees or costs incurred by any indemnified person thereafter; provided that an indemnifying party shall not have the right to
            --------
direct the defense of such an action on behalf of an indemnified party if such indemnified party has reasonably concluded that there may be defenses available to it that are different from or additional to those available to the indemnifying party and, in such event, the indemnifying party shall bear the fees and expenses of only one (1) separate counsel for all indemnified parties. The failure to notify an indemnifying party promptly of the commencement of any such action if prejudicial to the ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
Section 7.05, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section 7.05.

          (d) To the extent permitted by law, the indemnification provided for under this Section 7.05, will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person (within the meaning of the Securities Act) of such indemnified party and will survive the transfer of any securities.

          (e) If for any reason the foregoing indemnity is unavailable to an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expense (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by claim (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, no underwriter, if any shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          SECTION 7.06.  Reports Under Exchange Act.  With a view to making
                         --------------------------
available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell Registrable Securities to the public without registration, and with a view to making it possible for any such Holder to register the Registrable Securities pursuant to a registration on Form S-3, CTI agrees, at all times after the IPO Closing Date to:

          (a) make and keep public information available at all times, as those terms are understood and defined in Rule 144;

          (b) file with the SEC in a timely manner all reports and other documents required of CTI under the Securities Act and the Exchange Act; and

          (c) furnish to a Holder owning any Registrable Securities upon request
(i) a written statement by CTI that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose Registrable Securities may be resold pursuant to Form S-3 if it so qualifies, (ii) a copy of the most recent annual or quarterly report of any CTI and such other reports and documents filed by CTI with the Commission and (iii) any other information reasonably requested by such Holder to permit such Holder to sell shares of Registrable Securities pursuant to Rule 144 or any other rule or regulation under the Securities Act which permits the sale of securities without registration.

          SECTION 7.07.  Transferability.  The right to cause CTI to register
                         ---------------
Registrable Securities granted by CTI to the Holders under this Agreement may be assigned by any Holder to a transferee or assignee of at least 25% of the outstanding Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, reclassification and consolidations), provided that CTI must
                                                       --------
receive written notice prior to or at the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned. The limitations set forth in this Article VII with respect to registration rights shall apply to all transferees or assignees of Registrable Securities.

          SECTION 7.08.  Termination of Registration Rights.  The provisions of
                         ----------------------------------
this Article VII (other than Section 7.05) shall terminate (i) upon the tenth anniversary of the date hereof or (ii) if earlier as to any Registrable Securities held by an individual Holder, at such time as all Registrable Securities held by such Holder can be sold in a single transaction, without compliance with the registration and prospectus delivery requirement of the Securities Act, pursuant to Rule 144 thereunder, without any restrictions as set forth in paragraphs (c), (e), (f) and (h) of Rule 144.

          SECTION 7.09.  Limitations on Subsequent Registration Rights.  From
                         ---------------------------------------------
and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 7.02(a) hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the amount of the Registrable Securities of the Holder which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the date set forth in Section 7.02(a) or within 120 days of the effective date of any registration effected pursuant to Section 7.02(a).


                                 ARTICLE VIII

                           LOCKUP; REPURCHASE RIGHT
                           ------------------------

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

          SECTION 8.01.  Lockup.  JJDC agrees that during the time period
                         ------
commencing as of the date hereof and ending on the earliest of ***** neither it nor any of its Affiliates (including Ortho and J&J) shall, directly or indirectly, sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to Affiliates who agree in writing to be similarly bound) any of the shares of Common Stock purchased by JJDC pursuant to this Agreement and owned beneficially or of record during such periods by JJDC or its Affiliates. In order to enforce the foregoing restrictions, CTI may impose stop-transfer instructions with respect to

(The information below marked by ***** has been omitted by a request for confidential treatment. The omitted portion has been separately filed with the Commission.)

such shares during such periods. Nothing in this Section 8.01 shall limit JJDC's ability to sell any of its shares of CTI Common Stock pursuant to an effective registration statement covering the same or to tender or sell its shares of CTI Common Stock to a non-Affiliate third party in connection with a tender offer or any other transaction or series of related transactions in which a third party (including a "group" within the meaning of Section 13(d)(3) of the Exchange Act, but excluding any Affiliate of JJDC, including Ortho and J&J) acquires or becomes the beneficial owner of (i) more than ***** of the outstanding voting securities of CTI or the surviving entity, whether by merger, consolidation, reorganization, or other similar means, or (ii) all or substantially all of the assets of CTI; provided that in the case of any such
                                        --------
tender or sale, JJDC or one of its Affiliates shall contact CTI's Chief Executive Officer, President, Chief Financial Officer or Executive Vice President, Finance and Administration, by telephone a reasonable time (but not less than five (5) days in advance) of such tender or sale by JJDC or its Affiliates). JJDC will give CTI five days written notice of its first sale (or first sale order placed, regardless of whether executed) after a termination under clause (iii) above.


                                  ARTICLE IX

                                 MISCELLANEOUS
                                 -------------

          SECTION 9.01.  Publicity.  The provisions of Section 10.06 of the
                         ---------
Collaboration Agreement with respect to publicity shall apply equally to this Agreement.

          SECTION 9.02.  Successors and Assigns.  Except as otherwise expressly
                         ----------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

          SECTION 9.03.  Entire Agreement.  This Agreement, the Collaboration
                         ----------------
Agreement, any other agreements delivered concurrently herewith and the exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

          SECTION 9.04.  Separability.  In the event any provision of this
                         ------------
Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 9.05.  Amendment and Waiver.  Except as otherwise provided
                         --------------------
herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of CTI and JJDC. Any amendment or waiver effected in accordance with this Section 9.05 shall be binding upon any holder of any securities purchased under this Agreement (including securities into which such securities have been converted), each future holder of all such securities, and CTI.

          SECTION 9.06.  Notices.  All notices hereunder shall be in writing and
                         -------
shall be deemed given if delivered personally or by facsimile transmission (receipt verified), telexed, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to CTI at the addresses provided for in Section 17.08 of the Collaboration Agreement and to JJDC at the addresses set forth below (or at such other address for a Party as shall be specified by like notice; provided that notices of a change of
                                            --------
address shall be effective only upon receipt thereof):

          Johnson & Johnson Development Corporation
          One Johnson & Johnson Plaza
          New Brunswick, New Jersey  08933
          Attention:  President
          Telephone:  (908) 524-3618
          Telecopy:   (908) 828-4107

          With copies to:

          Johnson & Johnson
          Attention:  Executive Committee Member Responsible for the
                      Pharmaceutical Group
          One Johnson & Johnson Plaza
          New Brunswick, NJ  08933
          Telephone:  (908) 524-3628
          Telecopy:  (908) 828-3912

          and

          Office of General Counsel
          Johnson & Johnson
          One Johnson & Johnson Plaza
          New Brunswick, NJ  08933
          Telephone:  (908) 524-2485
          Telecopy:  (908) 524-2788

          SECTION 9.07.  Fees and Expenses.  CTI and JJDC shall bear their own
                         -----------------
expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby, except for registration expenses, if any, which shall be allocated as set forth in Article VII.

          SECTION 9.08.  Hart-Scott-Rodino Filings.  The parties to this
                         -------------------------
Agreement acknowledge that in connection with the future exercise by CTI, if applicable, of its rights pursuant to Article II, the parties may be required to file Notification Forms or otherwise comply with the provisions of the HSR Act. Each party agrees that in connection with any such exercise by CTI it will act in good faith to analyze and evaluate its resulting obligations under the HSR Act. In the event either party reasonably determines that its required to make any filing under the HSR Act in connection with such exercise, it will so notify the other party, and the other party will reasonably cooperate with the filing party, and each party will expeditiously comply with its filing requirements. Notwithstanding any other provision of this Agreement, the time periods during which CTI is entitled to exercise its rights pursuant to Article II shall be tolled for the duration of any application HSR Act waiting period (and any related investigative period imposed by the FTC with respect to any such filing).

          SECTION 9.09.  Titles and Subtitles.  The titles of the sections and
                         --------------------
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          SECTION 9.10.  Counterparts.  This Agreement may be executed in
                         ------------
counterparts and by facsimile, each of which shall be deemed an original, but both of which together shall constitute one instrument.

          SECTION 9.11.  Incorporation by Reference.  All Exhibits appended to
                         --------------------------
this Agreement are herein incorporated by reference and made a part hereof.

          SECTION 9.12.  Survival.  The warranties, representations, agreements,
                         --------
covenants and undertaking of CTI or JJDC contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each closing hereunder and shall in no may be affected by on investigation of the subject matter thereof made by or on behalf of CTI or JJDC.

          The foregoing Agreement is hereby executed as of the date first above written.


                                 CELL THERAPEUTICS, INC.


                                 By:____________________________________________
                                 Name:   James A. Bianco, M.D.
                                 Title:  President and Chief Executive Officer


                                 JOHNSON & JOHNSON DEVELOPMENT
                                 CORPORATION


                                 By:____________________________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT A
                                                                       ---------



                                FORM OF OPINION


     1. CTI is a validly existing corporation in good standing under the laws of the State of Washington.

     2. CTI has the requisite corporate power to execute and perform the Agreement and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company.

     3. The Stock Purchase Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity under Section 7.05 of the Stock Purchase Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

     4. The Shares issuable pursuant to the Stock Purchase Agreement have been duly authorized, and upon issuance and delivery against payment therefor in accordance with the terms of the Stock Purchase Agreement, such Shares will be validly issued, outstanding, fully paid and nonassessable. The Series B Shares will be entitled to the designations, preferences and rights relative to the other shares of capital stock of CTI as set forth in the Articles of Amendment attached hereto.

     5. The execution and delivery of the Stock Purchase Agreement by the Company and the issuance of the Shares pursuant thereto do not violate any provisions of the Company's Articles of Incorporation or Bylaws, and do not constitute a material default under the provisions of any material agreement to which the Company is a party or by which it is bound, and do not violate or contravene (a) any governmental statute, rule or regulation applicable to the Company or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we have knowledge, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

     6. The issuance of the Conversion Shares upon conversion of the Series B Shares has been duly authorized by all requisite corporate action, and the Conversion Shares have been duly reserved for issuance upon such conversion (which aggregate number of shares of Common Stock, is, based upon the Conversion Price (as defined in such Articles of Amendment) as of the date hereof, 1,492,538) and, when so issued, such Conversion Shares will be validly issued, fully paid and nonassessable. Neither the issuance, sale and delivery of the Shares nor the issuance and delivery of the Conversion Shares is subject to any preemptive rights of shareholders of the Company or, to our knowledge, to any right of first refusal or other similar right in favor of any person.

     7. To the best of our knowledge, there is no action, proceeding or investigation pending or overtly threatened against the Company before any court or administrative agency that questions the validity of the Stock Purchase Agreement or that might result, either individually or in the aggregate, in any material adverse change in the assets, financial condition, or operations of the Company.

     8. All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any regulatory authority or governmental body in the United States required for the issuance by the Company of Shares at the Closing, have been made or obtained.

                                                                       EXHIBIT B
                                                                       ---------



          ARTICLES OF AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

                             ARTICLES OF AMENDMENT
                                      TO
                      RESTATED ARTICLES OF INCORPORATION
                                      OF
                            CELL THERAPEUTICS, INC.
                   ESTABLISHING A SERIES OF PREFERRED STOCK


     Cell Therapeutics, Inc., a Washington corporation, by James A. Bianco, M.D., its duly elected and qualified President, hereby provides the following information and delivers to the Secretary of State of the State of Washington for filing, in duplicate, these Articles of Amendment Establishing a Series of Preferred Stock, pursuant to RCW 23B.06.020, RCW 23B.10.020, and RCW 23B.10.060.

     1.  NAME.  The name of the Corporation is Cell Therapeutics, Inc.

     2. TEXT OF AMENDMENTS. Pursuant to the Corporation's Restated Articles of Incorporation, the amendments establish the designation, preferences, limitations and relative rights of a series of Preferred Stock. The amendments will comprise "Paragraph (b) -- Series B Convertible Preferred Stock" of
Article 2. Following is the text of each amendment adopted:

          "SECTION 1. DESIGNATION AND AMOUNT. There is hereby established a series of preferred stock of the Corporation which shall be designated as the Series B Convertible Preferred Stock (herein the "Series B Preferred"). The number of shares of Series B Preferred shall be 14,925.373.

          SECTION 2. RANK. All shares of Series B Preferred shall rank junior, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to all of the Corporation's now issued Series A Convertible Preferred Stock (the "Series A Preferred"). All shares of Series B Preferred shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to all of the Corporation's now or hereafter issued Common. The term "Common" shall mean the Common Stock, without par value, of the Corporation as the same exists at the date hereof or as such stock may be constituted from time to time.

          SECTION 3. DIVIDENDS. No dividends or other distributions shall be made with respect to the Series B Preferred until all dividends on the Series A Preferred have been paid or set apart. The holders of the Series B Preferred shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends at the rate of $33.50 per share per annum on each outstanding share of Series B Preferred, payable in preference and priority to any payment of any dividend on the Common. No dividends or other distributions shall be made with respect to the Common, until all dividends on the Series B Preferred have been paid or set apart. Such dividends on the Series B Preferred shall not be cumulative and no right to such dividends shall accrue to holders of Series B Preferred unless and until declared by the Board of Directors.

          SECTION 4. LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution, or winding up of the Corporation, either voluntary or involuntary, distributions to the shareholders of the Corporation shall be made in the following manner:

               (a) After payment of the "Preference Amount" (as defined in Paragraph (a) -- Series A Convertible Preferred Stock" of Article 2 of the Corporation's Restated Articles of Incorporation, and referred to herein as the "Series A Preference Amount") has been made to the holders of the Series A Preferred, the holders of Series B Preferred then outstanding shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common, by reason of their ownership of such stock, an amount for each share of Series B Preferred then held by them equal to $335.00 appropriately adjusted for any combinations, consolidations, stock distributions or stock dividends or splits with respect to such shares plus all declared but unpaid dividends thereon (hereinafter such amount shall be referred to as the "Series B Preference Amount"). If upon the occurrence of such event of liquidation, dissolution or winding up, the assets and property legally available to be distributed among the holders of the Series B Preferred shall be insufficient to permit the payment to such holders of the Series B Preference Amount, then the entire assets and property of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series B Preferred in accordance with the Series B Preference Amount.

               (b) After payment has been made to the holders of the Series A Preferred and the holders of the Series B Preferred of the full amounts to which they shall be entitled as aforesaid, all remaining assets available for distribution, if any, shall be distributed ratably among the holders of the Common, the Series A Preferred and the Series B Preferred in proportion to the shares of Common then held by them and the shares of Common which they then have the right to acquire upon conversion of the shares of Series A Preferred and Series B Preferred, as the case may be, then held by them.

               (c) For purposes of this Section 4, a merger or consolidation of the Corporation with or into any other corporation or corporations, or the merger of any other corporation or corporations into the Corporation, in which consolidation or merger the shareholders of the Corporation receive distributions in cash or securities of another corporation or corporations as a result of such consolidation or merger, or a sale of all or substantially all of the assets of the Corporation, shall not be treated as a liquidation, dissolution or winding up of the Corporation, unless both
     (i) the shareholders of this Corporation receive in such consolidation, merger or sale of assets less than fifty percent (50%) of the voting equity securities of the successor or surviving corporation and (ii) the amount of cash and/or securities received by the shareholders of this Corporation is less than the total liquidation preference of the Series B Preferred as set forth in Section 4(a), in which case such consolidation, merger or sale of assets shall be treated as a liquidation, dissolution or winding up. The valuation of any securities or other property other than cash received by the Corporation in any transaction covered by this Section 4(c) shall be computed at the fair value thereof at the time of receipt as determined in good faith by the Board of Directors.

               (d) The holders of Series B Preferred shall have no priority or preference with respect to distributions made by the Corporation in connection with the repurchase of shares of Common issued to or held by employees, directors or consultants upon termination of their employment or services pursuant to agreements providing for the right of said repurchase between the Corporation and such persons.

          SECTION 5. CONVERSION. The holders of the Series B Preferred shall have conversion rights (the "Conversion Rights") as follows:

               (a) Right to Convert.  Each share of Series B Preferred shall be
                   ----------------
     convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series B Preferred into such number of fully paid and nonassessable shares of Common as is determined by dividing $335.00 by the Series B Conversion Price (as hereinafter defined) in effect at the time of conversion. The Series B Conversion Price shall initially be $3.35, subject to adjustment as provided in subsection (d) below.

               (b)  Automatic Conversion.
                    --------------------

                    (i) Each share of Series B Preferred shall automatically be converted into shares of Common at the then effective Series B Conversion Price (after making any adjustment required by Section 5(d)) upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the offer and sale of Common for the account of the Corporation to the public at a price per share (prior to underwriter discounts and commissions and other offering expenses) of not less than $5.00 (subject to adjustment in the event of any recapitalization, stock split, stock dividend or other similar event) and an aggregate offering price to the public of not less than $20,000,000. In the event of the automatic conversion of the Series B Preferred upon a public offering as aforesaid, the person(s) entitled to receive the Common issuable upon such automatic conversion of Series B Preferred shall not be deemed to have converted such Series B Preferred until immediately prior to the closing of such sale of securities, and after giving effect to any adjustment of the Series B Conversion Price required by Section 5(d).

                  (ii) Each share of Series B Preferred shall automatically be converted into shares of Common at the then effective Series B Conversion Price upon the written consent of holders of not less than 66.67% of the then outstanding shares of Series B Preferred voting together as a single class.

                  (iii) Each share of Series B Preferred shall automatically be converted into shares of Common at the then effective Series B Conversion Price immediately prior to the closing of any merger or consolidation of the Corporation that is not treated as a liquidation, dissolution or winding up under Section 4(c) if the shareholders of the Corporation receive distributions of equity securities of another corporation as a result of such consolidation or merger and (i) such class of equity securities has been continuously registered under Section 12 of the Securities Exchange Act of 1934, as amended, over the six month period ending with the closing of such merger or consolidation, (ii) such equity securities are listed on the New York Stock Exchange or any other national securities exchange, or are quoted on the Nasdaq National Market, (iii) the average Closing Price per share of such class of equity securities as calculated for the last 30 trading days (the "Trading Period") ending on the fifth trading day prior to the closing of such merger or consolidation equals or exceeds $5.00, (iv) such class of equity securities has an aggregate market float of not less than $20,000,000, and (v) such equity securities are issued in a transaction of the type specified in paragraph
     (a) of Rule 145 under the Securities Act and are registered on Form S-4 or an equivalent form promulgated under the Securities Act. As used herein, the term "Closing Price" for any day in question shall be the last reported sales price regular way or, in case no such reported sales take place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the New York Stock Exchange Composite Tape or, if not listed on the New York Stock Exchange, on the principal national securities exchange on which such equity securities are listed or admitted to trading or, if not listed or admitted to trading on a national securities exchange, the last sale price regular way for such equity securities as published by the Nasdaq National Market ("Nasdaq"), or if no such sale takes place on such day, the average between the closing bid and asked prices for such class of equity securities as published by Nasdaq. The term "trading day" shall mean a day on which the market used for calculating the Closing Price is open for the transaction of business and on which there has been at least one share of Common traded.

               (c) Mechanics of Conversion.  No fractional shares of Common
                   -----------------------
     shall be issued upon conversion of Series B Preferred. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Series B Conversion Price for such series of Series B Preferred. Any declared but unpaid dividends on any share of

     Series B Preferred that is converted into Common pursuant to this Section 5 shall, simultaneously upon conversion of such share of Series B Preferred, automatically be converted into such number of fully paid and nonassessable shares of Common as is determined by dividing the amount of declared but unpaid dividends on such converted share of Series B Preferred by the Series B Conversion Price in effect at the time of conversion. Before any holder of Series B Preferred shall be entitled to convert the same into full shares of Common, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred, and shall give written notice to the Corporation at such office that he elects to convert the same; provided, however, that in the event of an automatic conversion pursuant to
     --------  -------
     Section 5(b), the outstanding shares of all Series B Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, further,
                                                           --------  -------
     that the Corporation shall not be obligated to issue certificates evidencing the shares of Common issuable upon such automatic conversion unless either the certificates evidencing such shares of Series B Preferred are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

               The Corporation shall, as soon as practicable after such delivery, or after such agreement and indemnification, issue and deliver at such office to such holder of Series B Preferred, a certificate or certificates for the number of shares of Common to which he shall be entitled as aforesaid and a check payable to the holder in the aggregate amount of any cash amounts payable as the result of a conversion into fractional shares of Common. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred to be converted, or in the case of automatic conversion on the date of the closing of the offering or the effective date of such written consent (as the case may be), and the person or persons entitled to receive the shares of Common issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common on such date.

               Upon the conversion of any outstanding shares of Series B Preferred into Common pursuant to this Section 5, all such shares of Series B Preferred shall resume the status of authorized but unissued shares of Series B Preferred.

               (d)  Adjustments to Series B Conversion Price.
                    ----------------------------------------

                    (1) In the event the Corporation at any time or from time to time effects a subdivision or combination of its outstanding Common into a greater or lesser number of shares without a proportionate and corresponding subdivision or combination of its outstanding Series B Preferred, then and in each such event the Series B Conversion Price shall be decreased or increased proportionately.

                    (2) In the event the Corporation at any time or from time to time shall make or issue, or fix a record date for the determination of holders of Common entitled to receive, a dividend or other distribution payable in additional shares of Common or other securities or rights (hereinafter referred to as "Common Stock Equivalents") convertible into or entitling the holder thereof to receive additional shares of Common without payment of any consideration by such holder for such Common Stock Equivalents or the additional shares of Common, then and in each such event the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common issuable in payment of such dividend or distribution or upon conversion or exercise of such Common Stock Equivalents shall be deemed to be issued and outstanding as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date. In each such event the Series B Conversion Price shall be proportionately decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date.

                    (3) If at any time after the first date of which a share of Series B Preferred is first issued ("Original Issue Date"), the Corporation shall issue or sell Equity Securities, as defined in subsection (i) below, at a consideration per share that is less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale (the "Lower Price"), then forthwith upon such issue or sale, the Series B Conversion Price of each share of Series B Preferred shall be adjusted to a price (calculated to the nearest cent) determined by multiplying such Series B Conversion Price as in effect immediately prior to issuance or sale by a fraction:

                      (A) the numerator of which is an amount equal to the sum of (x) the number of shares of Common outstanding immediately prior to such issue or sale, (y) the number of shares of Common issuable upon conversion or exchange of any obligations or of any shares of stock of the Corporation outstanding immediately prior to such issue or sale, and (z) an amount equal to the aggregate "consideration actually received" by the Corporation upon such issue or sale divided by the then existing Series B Conversion Price, and

                      (B) the denominator of which is the sum of the number of shares of Common outstanding immediately after such issue or sale and the number of shares of Common issuable upon conversion or exchange of any obligations or of any shares of stock of the Corporation outstanding immediately after such issue or sale.

          For purposes hereof the following provisions shall be applicable:

                      (i) The term "Equity Securities" shall mean any shares
     of Common, or any obligation, any share of stock or other security of the Corporation convertible into or exchangeable or exercisable for Common, or any security of the Corporation convertible into or exchangeable or exercisable for such convertible or exchangeable securities, except for (1) Common issued or issuable after the Original Issue Date to officers, directors, full-time employees or consultants of the Corporation pursuant to stock grant, stock purchase and/or stock option plans or any other stock incentive program, agreement or arrangement approved by the Board of Directors, (2) shares of Common issued upon exercise of warrants to purchase Common that may be hereinafter issued in connection with debt financings or equipment lease financing transactions, (3) shares issued pursuant to Section 5(d)(1), 5(d)(2), (4) shares of Common issued upon conversion of the Series B Preferred and (5) shares of Common issued as a dividend or distribution on the Series B Preferred; provided, however, that
                                                         --------  -------
     the aggregate number of shares of Common that the Corporation may issue or sell at a Lower Price that would be excluded from the definition of "Equity Securities" pursuant to clauses (1) and (2) of this subsection (i) shall not exceed 750,000 shares.

                      (ii) In the case of an issue or sale for cash of shares of Common the "consideration actually received" by the Corporation therefor shall be deemed to be the amount of cash received, before deducting therefrom any commissions or expenses paid by the Corporation.

                      (iii) In case of the issuance (otherwise than upon conversion or exchange of obligations or shares of stock of the Corporation) of additional shares of Common for a consideration other than cash or a consideration partly other than cash, the amount of the consideration other than cash received by the Corporation for such shares shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors.

                      (iv) In case of the issuance by the Corporation in any manner of any rights to subscribe for or to purchase shares of Common, or any options for the purchase of shares of Common or stock convertible into Common, all shares of Common or stock convertible into Common to which the holders of such rights or options shall be entitled to subscribe for or purchase pursuant to such rights or options shall be deemed "issued" and "outstanding" as of the date of the offering of such rights or the granting of such options, as the case may be, and the minimum aggregate consideration named in such rights or options for the shares of Common or stock convertible into Common covered thereby, plus the consideration, if any, received by the Corporation for such rights or options, shall be deemed to be the "consideration actually received" by the Corporation (as of the date of the offering of such rights or the granting of such options, as the case may be) for the issuance of such shares.

                  (v) In case of the issuance or issuances by the Corporation in any manner of any obligations or of any shares of stock of the Corporation that shall be convertible into or exchangeable for Common, all shares of Common issuable upon the conversion or exchange of such obligations or shares shall be deemed "issued" and "outstanding" as of the date such obligations or shares are issued, and the amount of the "consideration actually received" by the Corporation for such additional shares of Common shall be deemed to be the total of (1) the amount of consideration received by the Corporation upon the issuance of such obligations or shares, as the case may be, plus (2) the minimum aggregate consideration, if any, other than such obligations or shares, receivable by the Corporation upon such conversion or exchange, except in adjustment of dividends.

                  (vi) The amount of the "consideration actually received" by the Corporation upon the issuance of any rights or options referred to in subsection (iv) above or upon the issuance of any obligations or shares which are convertible or exchangeable as described in subsection (v) above, and the amount of the consideration, if any, other than such obligations or shares so convertible or exchangeable, receivable by the Corporation upon the exercise, conversion or exchange thereof shall be determined in the same manner provided in subsections (ii) and (iii) above with respect to the consideration received by the Corporation in case of the issuance of additional shares of Common; provided, however, that if such obligations or shares of stock so convertible or exchangeable are issued in payment or satisfaction of any dividend upon any stock of the Corporation other than Common, the amount of the "consideration actually received" by the Corporation upon the original issuance of such obligations or shares of stock so convertible or exchangeable shall be deemed to be the fair value of such obligations or shares of stock, as of the date of the adoption of the resolution declaring such dividend, as determined by the Board of Directors at or as of that date. On the expiration of any rights or options referred to in subsection (iv), or the termination of any right of conversion or exchange referred to in subsection (v), or any change in the number of shares of Common deliverable upon exercise of such options or rights or upon conversion of or exchange of such convertible or exchangeable securities, the Series B Conversion Price then in effect shall forthwith be readjusted to such Series B Conversion Price as would have been obtained had the adjustments made upon the issuance of such option, right or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common actually delivered or to be delivered upon the exercise of such rights or options or upon the conversion or exchange of such securities.

                  (vii) In the event this Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this Corporation or other persons or options or rights not referred to in this Section 5(d)(3), then, in each such case, the holders of the Series B Preferred shall be entitled to the distributions provided for in Section 3 above, and no adjustment to the Series B

     Conversion Price provided for in this Section 5(d)(3) shall be applicable.

               (4) Except as provided in Section 6(b), the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 5(d) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred against impairment.

               (5) Upon the occurrence of each adjustment or readjustment of the Series B Conversion Price for any series pursuant to Section 5(d), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of shares of such series of Series B Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series B Conversion Price at the time in effect, and (iii) the number of shares of Common and the amount, if any, of other property which at the time would be received upon the conversion of Series B Preferred.

               (6) In the event that this Corporation shall propose at any time:

               (i) to declare any dividend or distribution upon its Common, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

               (ii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

               (iii) to effect any reclassification or recapitalization of its Common outstanding involving a change in the Common; or

               (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

     then, in connection with each such event, the Corporation shall send to the holders of the Series B Preferred at least twenty (20) days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (iii) and (iv) above; and in the case of the matters referred to in (iii) and (iv) above, at least twenty (20) days prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common shall be entitled to exchange their Common for securities or other property deliverable upon the occurrence of such event). Each such notice shall be given by first class mail, postage prepaid, addressed to the holders of Series B Preferred at the address for each such holder as shown on the books of the Corporation.

          SECTION 6.  VOTING RIGHTS.

               (a) Except as otherwise required by law, each share of Series B Preferred issued and outstanding shall have the number of votes equal to the number of shares of Common into which such share of Series B Preferred could be converted at the record date for determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, such votes to be counted together with all other shares of stock of the Corporation having general voting power and not separately as a class. The holder of each share of Series B Preferred shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Corporation. Fractional votes by the holders of Series B Preferred shall not, however, be permitted and any fractional voting rights shall (after aggregating all shares into which shares of Series B Preferred held by each holder could be converted) be rounded to the nearest whole number. The holders of Series B Preferred shall not be entitled to cumulative voting rights.

               (b) So long as any shares of Series B Preferred shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of at least 66.67% of such outstanding shares of Series B Preferred, voting together as a single class:

                  (i) amend the Corporation's Articles of Incorporation so as to adversely affect the voting powers or other rights or preferences of the Series B Preferred;

                  (ii) authorize or issue shares of any class or series of stock not authorized herein having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series B Preferred, or authorize or issue shares of stock of any class or any bonds, debenture, notes or other obligations convertible into or exchangeable for, or having rights to purchase, any shares of stock of the Corporation having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series B Preferred; or

                  (iii) reclassify any shares of Common or any other shares of the Corporation into shares having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Series B Preferred."


     3. ADOPTION. The foregoing amendments to the Restated Articles of Incorporation of the Corporation were duly adopted pursuant to the Washington Business Corporation Act at a meeting of the Board of Directors of the Corporation held on November 7, 1996. Pursuant to the Washington Business Corporation Act and the Corporation's Restated Articles of Incorporation, no shareholder action was required to effect these amendments.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to Restated Articles of Incorporation to be executed in duplicate as of November __, 1996.


                              CELL THERAPEUTICS


                              By:
                                 -----------------------------
                                     James A. Bianco, M.D.
                                     President

Attest:


-----------------------------
     Michael J. Kennedy
     Secretary

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